                      SCHWABFUNDS-REGISTERED TRADEMARK-



SCHWAB
TAX-FREE
BOND FUNDS

                             SEMIANNUAL REPORT
                                   AND
                       AN IMPORTANT NOTICE REGARDING
                           DELIVERY OF SHAREHOLDER
                                DOCUMENTS



Semiannual Report
February 29, 2000

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission has adopted a rule permitting mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

As permitted by the rule, Schwab may begin indefinitely householding prospectuses and shareholder reports for SchwabFunds.-Registered Trademark-

ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

ALL SCHWABFUNDS PROSPECTUSES AND SHAREHOLDER REPORTS ARE AVAILABLE FREE OF CHARGE, AND MAY BE REQUESTED AT ANY TIME BY CALLING SCHWAB AS INDICATED BELOW. SCHWABFUNDS PROSPECTUSES ARE ALSO AVAILABLE ON OUR WEB SITE AT WWW.SCHWAB.COM.

If you would otherwise fall under our householding policy, but for any reason prefer to receive multiple SchwabFunds prospectuses and shareholder reports, please contact:

- SCHWAB SIGNATURE SERVICES-TM- CLIENTS: Schwab Signature Services.

- INVESTMENT MANAGER CLIENTS: Schwab at 800-515-2157, or your investment manager.

- ALL OTHER CLIENTS: Schwab at 800-435-4000.

Your instructions that householding not apply to your accounts holding SchwabFunds will be effective within 30 days of receipt by Schwab.

                    SCHWABFUNDS-REGISTERED TRADEMARK-



SCHWAB TAX-FREE
BOND FUNDS






Semiannual Report
February 29, 2000

SCHWAB TAX-FREE BOND FUNDS

We're pleased to bring you this semiannual report for the following funds (the funds) for the six-month period ended February 29, 2000:

  - Schwab Short/Intermediate Tax-Free Bond Fund

  - Schwab Long-Term Tax-Free Bond Fund

During the reporting period, the funds continued to attempt to provide a high level of current income exempt from federal income taxes, consistent with the preservation of capital. In addition to performance and portfolio information, this report contains information regarding dividends paid by the funds during each fiscal year (or reporting period) since their inceptions.

The SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in debt securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Under normal market conditions, the fund seeks to maintain a dollar-weighted average portfolio maturity of between two and five years for the portfolio.
The SCHWAB LONG-TERM TAX-FREE BOND FUND invests primarily in debt securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Under normal market conditions, the fund seeks to maintain a dollar-weighted average portfolio maturity of 10 years or more for the portfolio.

Income from the funds may be subject to state and local taxes and to the federal alternative minimum tax (AMT).

CONTENTS

---------------------------------------------
A Message from the Chairman                 1
---------------------------------------------
What Every Bond Fund Investor Should
 Know                                       2
---------------------------------------------
Market Overview                             4
---------------------------------------------
Schwab Short/Intermediate Tax-Free Bond
 Fund
  FUND PERFORMANCE                          8
  PORTFOLIO SNAPSHOT                       10
---------------------------------------------
Schwab Long-Term Tax-Free Bond Fund
  FUND PERFORMANCE                         12
  PORTFOLIO SNAPSHOT                       14
---------------------------------------------
Dividends Paid                             16
---------------------------------------------
The Portfolio Management Team              17
---------------------------------------------
Fund Discussion                            18
---------------------------------------------
Glossary                                   20
---------------------------------------------
Financial Statements and Notes             23
---------------------------------------------

A MESSAGE FROM THE CHAIRMAN

[PHOTO]

Dear Shareholder,

As we begin a new year, I'd like to take this opportunity to reflect on last year's milestones at Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the SchwabFunds-Registered Trademark- Family.

First of all, SchwabFunds-Registered Trademark- assets topped the $100 billion mark in September. SchwabFunds continues to be among the largest and fastest growing fund families in the nation, with the support of investors like you.

Secondly, we added two new products to our SchwabFunds offering in 1999:

- SCHWAB TOTAL STOCK MARKET INDEX FUND-TM- seeks to track the total return of the entire U.S. stock market, as measured by the Wilshire 5000 Total Market Index, the broadest measure of U.S. stock market performance. In one single, low-cost investment, fund investors can benefit from exposure to U.S companies of all types and sizes.

- SCHWAB YIELDPLUS FUND-TM- seeks high current income with minimal changes in share price. It is designed to provide the potential for higher yields than a money fund and lower risk than a longer-term bond fund through a management strategy designed to minimize price fluctuation. Intended for your long-term (over one-year) cash needs, the fund seeks to increase the overall yield potential of the cash portion of your portfolio.

For more information on either of these funds, please call 800-435-4000 and request a free prospectus. The prospectus contains more information on fund fees and expenses. Please read it carefully before investing.

I encourage you to take a moment to read this semiannual report as it is designed to provide timely information about your SchwabFunds investments. You will find information on each fund's total returns and performance, as well as commentary on market conditions provided by the portfolio management team. In the section "What Every Bond Fund Investor Should Know", we've also provided guidelines that can help you reach your goals by establishing--or maintaining--an ongoing investment program.

As a leader in online brokerage, we recognize the value of the web as a means of communicating timely, relevant information to investors. Regular updates on all of the SchwabFunds, including performance data, are available on our Web site at WWW.SCHWAB.COM/SCHWABFUNDS. We encourage you to take advantage of this valuable resource which can help you keep track of your funds' performance.

I'd like to make all of you aware that March 3, 2000 was designated as the record date for a proxy and shareholders' meeting for the entire SchwabFunds complex. Every SchwabFund has at least one proposal up for a vote. No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs -- which are paid by the funds and their shareholders. Voting by internet or phone lowers proxy costs even further. If you have questions about the proxy, would like help in voting, or if you did not receive the proxy materials, please call the funds' proxy solicitor, D.F. King & Co., at 800-431-9633.

At Schwab our philosophy has always been that a combination of regular investing and diversification is the best strategy over the long term. By investing in SchwabFunds, you've already taken an important step in building a portfolio that can help you meet your future goals. Thank you for your investment in SchwabFunds.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
February 29, 2000

WHAT EVERY BOND FUND INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a mutual fund helps reduce the risk that you might otherwise encounter by owning just a few individual stocks or bonds.

Don't forget, however, that diversification across your portfolio is just as important as diversification within the mutual funds you own. As you probably know, stocks historically have offered higher long-term returns than other asset classes, such as bonds or cash, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios.

THE ROLE OF BONDS IN A BALANCED PORTFOLIO

Maintaining the right mix of asset classes--stocks, bonds and cash--in your portfolio is a smart strategy for every investor. In fact, asset allocation is one of the most important factors in determining overall portfolio performance. Over time, a portfolio composed of stocks and bonds can provide competitive returns compared with an all-stock portfolio, but with less risk for you. And over the long term, bond funds typically pay a higher return than even the highest-yielding cash reserves, although with increased risk. Of course, past performance is no guarantee of future results.

WHY BOND FUNDS?

Investing in bond funds can provide several advantages over investing in individual bonds:

DIVERSIFICATION: Bond funds can invest across a broad segment of the bond market and can provide automatic diversification within one asset class.

PROFESSIONAL MANAGEMENT: Bond funds are managed by investment professionals who know and understand the intricacies of the bond market and its operations.

SIMPLICITY: Bond funds can be a good choice for investors who lack the time or expertise to actively manage a bond portfolio.

LOW MINIMUM INITIAL INVESTMENT: At Schwab you can invest in a bond fund with just $2,500.

CONVENIENCE: SchwabFunds-Registered Trademark- bond fund investors can make purchases and redemptions at any time without transaction fees and without having to wait until an individual bond matures.*

FLEXIBILITY: Dividends and/or capital gains can be reinvested or paid in cash.

LOW COSTS: By trading in large (institutional) blocks, funds can get much better execution, which can lower trading costs and increase total returns.

BOND INDEX FUNDS

Schwab's bond index funds seek to track the total returns of broadly diversified bond indices.

Bond index funds offer some of the same benefits as equity index funds, including broad diversification, lower expenses, consistent investment style and straightforward choices. In addition, certain bond index funds can also provide the added benefit of high credit quality investments. Schwab's bond index funds are designed to maintain high credit quality standards because the indices they seek to track primarily comprise U.S. Treasuries, government agency securities and government agency mortgage-backed securities; a substantial portion of the bonds in the funds are investment-grade corporate bonds rated AAA through BBB, the four highest credit ratings.

*The Schwab YieldPlus Fund has a redemption fee of 0.25% for shares sold within 180 days of purchase.

TAX CONSIDERATIONS

If you're in a high tax bracket, investing in tax-free or municipal bond funds may help take a bite out of your tax bill. And, if you live in a state with a high personal state income tax or other personal tax, you may be better served by choosing a double tax-free fund that provides income free from federal, state and, in some cases, local income taxes.*

SCHWAB BOND FUNDS

Schwab offers a variety of bond funds, summarized below. When evaluating a bond fund for potential investment, you should consider your attitude toward risk and return, as well as your income tax bracket.

TAXABLE BOND FUNDS

SCHWAB YIELDPLUS FUND-TM- seeks high current income with minimal changes in share price and its overall portfolio is managed to maintain an average effective maturity of one year or less.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND seeks to track the Lehman Brothers Short Mutual Fund (1-5 Year) Government/Corporate Bond Index. This index represents the performance of U.S. government, U.S. corporate bonds and dollar denominated foreign issues that have average maturities between one and five years.

SCHWAB TOTAL BOND MARKET INDEX FUND seeks to track the Lehman Brothers Aggregate Bond Index. This index is a broad-based index covering investment-grade bonds with maturities greater than one year.

TAX-FREE BOND FUNDS

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB LONG-TERM TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of 10 years or more. It is designed to provide higher tax-

*Some investors may be subject to the alternative minimum tax (AMT); consult your tax advisor.
free income than is usually available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of 10 years or longer. It is designed to provide higher tax-free income than is available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

If you would like more information on any of these funds, please visit us at WWW.SCHWAB.COM/SCHWABFUNDS or call us toll free at 800-435-4000 and request a free prospectus, which contains more information, including fees and expenses. Please be sure to read the prospectus before investing.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in SchwabFunds-Registered Trademark-. Our automated methods allow you to invest or transfer money to your Schwab account on a regular basis; you can invest through our Web site at WWW.SCHWAB.COM/SCHWABFUNDS; through our automated touch-tone telephone service, TeleBroker,-Registered Trademark- by calling 800-272-4922; or you can also visit us in person at any of our nationwide branches.

 KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. For a wealth of information about our investment philosophy and funds, as well as about the market and economic environment, visit our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

February 2000 marked the 107th month of the current expansion, making it the longest in U.S. history. Annualized GDP growth accelerated from 2.8% during the first half of 1999 to 6.5% in the second half, averaging 4.2% for the year--the fourth consecutive year at 4% or more. This rate is considered by most economists and the Federal Reserve (Fed) to be in excess of what the economy can absorb without experiencing inflationary pressures. High levels of consumer spending and business capital investment, as well as rising real wages, productivity, and strong gains in stock prices have been the principal factors continuing this lengthy expansion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         REAL GROSS DOMESTIC PRODUCT
QUARTERLY PERCENTAGE CHANGE (ANNUALIZED RATE)
Q1 1990                                         5.00%
Q2 1990                                         1.00%
Q3 1990                                        -0.60%
Q4 1990                                        -3.00%
Q1 1991                                        -1.70%
Q2 1991                                         2.60%
Q3 1991                                         1.30%
Q4 1991                                         2.50%
Q1 1992                                         4.30%
Q2 1992                                         4.00%
Q3 1992                                         3.10%
Q4 1992                                         5.20%
Q1 1993                                        -0.70%
Q2 1993                                         2.10%
Q3 1993                                         1.50%
Q4 1993                                         6.00%
Q1 1994                                         3.60%
Q2 1994                                         5.70%
Q3 1994                                         2.20%
Q4 1994                                         5.10%
Q1 1995                                         1.50%
Q2 1995                                         0.80%
Q3 1995                                         3.20%
Q4 1995                                         3.30%
Q1 1996                                         2.90%
Q2 1996                                         6.90%
Q3 1996                                         2.20%
Q4 1996                                         4.90%
Q1 1997                                         4.90%
Q2 1997                                         5.10%
Q3 1997                                         4.00%
Q4 1997                                         3.10%
Q1 1998                                         6.70%
Q2 1998                                         2.10%
Q3 1998                                         3.80%
Q4 1998                                         5.90%
Q1 1999                                         3.70%
Q2 1999                                         1.90%
Q3 1999                                         5.70%
Q4 1999                                         7.30%
Source: BLOOMBERG L.P.

The Commerce Department, after revising the GDP benchmark data for the past four decades, has reported stronger growth, higher personal savings and lower inflation than was previously calculated for the 1990s.

Looking ahead, the availability of increasingly scarce labor resources and the behavior of domestic consumers in response to continued stock market volatility may be key determinants of whether the economy continues on its current course or softens throughout 2000. The consensus of most economists is that the U.S. economy appears poised for continued strong growth and additional intervention by the Fed (increases in the federal funds rate) until the growth rate of the economy slows to a more sustainable level.

UNEMPLOYMENT

The unemployment rate dropped to 4.0% in January, a 29-year low, before inching back up to 4.1% in February. Labor markets continue to be extremely tight in many areas of the country and there has been some regional evidence of labor shortages driving up wages. Growth in the labor force has slowed, and the Fed has expressed its concern that a continuation of strong demand and tight labor markets may put pressure on manufacturers and service providers to raise prices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. UNEMPLOYMENT RATE
SOURCE: BLOOMBERG L.P.
1/90                     5.40%
2/90                     5.30%
3/90                     5.20%
4/90                     5.40%
5/90                     5.40%
6/90                     5.20%
7/90                     5.50%
8/90                     5.70%
9/90                     5.90%
10/90                    5.90%
11/90                    6.20%
12/90                    6.30%
1/91                     6.40%
2/91                     6.60%
3/91                     6.80%
4/91                     6.70%
5/91                     6.90%
6/91                     6.90%
7/91                     6.80%
8/91                     6.90%
9/91                     6.90%
10/91                    7.00%
11/91                    7.00%
12/91                    7.30%
1/92                     7.30%
2/92                     7.40%
3/92                     7.40%
4/92                     7.40%
5/92                     7.60%
6/92                     7.80%
7/92                     7.70%
8/92                     7.60%
9/92                     7.60%
10/92                    7.30%
11/92                    7.40%
12/92                    7.40%
1/93                     7.30%
2/93                     7.10%
3/93                     7.00%
4/93                     7.10%
5/93                     7.10%
6/93                     7.00%
7/93                     6.90%
8/93                     6.80%
9/93                     6.70%
10/93                    6.80%
11/93                    6.60%
12/93                    6.50%
1/94                     6.80%
2/94                     6.60%
3/94                     6.50%
4/94                     6.40%
5/94                     6.10%
6/94                     6.10%
7/94                     6.30%
8/94                     6.00%
9/94                     5.80%
10/94                    5.80%
11/94                    5.60%
12/94                    5.50%
1/95                     5.60%
2/95                     5.40%
3/95                     5.30%
4/95                     5.80%
5/95                     5.80%
6/95                     5.60%
7/95                     5.60%
8/95                     5.70%
9/95                     5.60%
10/95                    5.50%
11/95                    5.70%
12/95                    5.60%
1/96                     5.60%
2/96                     5.50%
3/96                     5.60%
4/96                     5.50%
5/96                     5.60%
6/96                     5.30%
7/96                     5.50%
8/96                     5.10%
9/96                     5.20%
10/96                    5.20%
11/96                    5.30%
12/96                    5.40%
1/97                     5.30%
2/97                     5.30%
3/97                     5.10%
4/97                     5.00%
5/97                     4.70%
6/97                     5.00%
7/97                     4.70%
8/97                     4.90%
9/97                     4.70%
10/97                    4.70%
11/97                    4.60%
12/97                    4.70%
1/98                     4.50%
2/98                     4.60%
3/98                     4.60%
4/98                     4.30%
5/98                     4.30%
6/98                     4.50%
7/98                     4.50%
8/98                     4.50%
9/98                     4.50%
10/98                    4.50%
11/98                    4.40%
12/98                    4.30%
1/99                     4.30%
2/99                     4.40%
3/99                     4.20%
4/99                     4.30%
5/99                     4.20%
6/99                     4.30%
7/99                     4.30%
8/99                     4.20%
9/99                     4.20%
10/99                    4.10%
11/99                    4.10%
12/99                    4.10%
1/00                     4.00%
2/00                     4.10%

INFLATION
Price inflation continued to remain well contained, but trending upward. The CPI rose 3.2% for the year ended February 29, 2000. Its core rate (which excludes the more volatile food and energy components) rose just 2.1%. The Personal Consumption Expenditures Index, a measure of inflation closely watched by the Fed, rose 2.0% for the same period. The GDP price deflator, the broadest measure of inflation, indicated prices rising at an annual rate of 1.4% for 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 MEASURES OF INFLATION
SOURCE: BLOOMBERG L.P.
                         QUARTERLY EMPLOYMENT  MONTHLY CONSUMER
                              COST INDEX         PRICE INDEX
1/90                                     5.5%              5.2%
2/90                                     5.5%              5.3%
3/90                                     5.5%              5.2%
4/90                                     5.4%              4.7%
5/90                                     5.4%              4.4%
6/90                                     5.4%              4.7%
7/90                                     5.2%              4.8%
8/90                                     5.2%              5.6%
9/90                                     5.2%              6.2%
10/90                                    4.9%              6.3%
11/90                                    4.9%              6.3%
12/90                                    4.9%              6.1%
1/91                                     4.6%              5.7%
2/91                                     4.6%              5.3%
3/91                                     4.6%              4.9%
4/91                                     4.6%              4.9%
5/91                                     4.6%              5.0%
6/91                                     4.6%              4.7%
7/91                                     4.3%              4.4%
8/91                                     4.3%              3.8%
9/91                                     4.3%              3.4%
10/91                                    4.3%              2.9%
11/91                                    4.3%              3.0%
12/91                                    4.3%              3.1%
1/92                                     4.0%              2.6%
2/92                                     4.0%              2.8%
3/92                                     4.0%              3.2%
4/92                                     3.6%              3.2%
5/92                                     3.6%              3.0%
6/92                                     3.6%              3.1%
7/92                                     3.5%              3.2%
8/92                                     3.5%              3.1%
9/92                                     3.5%              3.0%
10/92                                    3.5%              3.2%
11/92                                    3.5%              3.0%
12/92                                    3.5%              2.9%
1/93                                     3.5%              3.3%
2/93                                     3.5%              3.2%
3/93                                     3.5%              3.1%
4/93                                     3.6%              3.2%
5/93                                     3.6%              3.2%
6/93                                     3.6%              3.0%
7/93                                     3.6%              2.8%
8/93                                     3.6%              2.8%
9/93                                     3.6%              2.7%
10/93                                    3.5%              2.8%
11/93                                    3.5%              2.7%
12/93                                    3.5%              2.7%
1/94                                     3.2%              2.5%
2/94                                     3.2%              2.5%
3/94                                     3.2%              2.5%
4/94                                     3.2%              2.4%
5/94                                     3.2%              2.3%
6/94                                     3.2%              2.5%
7/94                                     3.2%              2.8%
8/94                                     3.2%              2.9%
9/94                                     3.2%              3.0%
10/94                                    3.0%              2.6%
11/94                                    3.0%              2.7%
12/94                                    3.0%              2.7%
1/95                                     2.9%              2.8%
2/95                                     2.9%              2.9%
3/95                                     2.9%              2.9%
4/95                                     2.9%              3.1%
5/95                                     2.9%              3.2%
6/95                                     2.9%              3.0%
7/95                                     2.7%              2.8%
8/95                                     2.7%              2.6%
9/95                                     2.7%              2.5%
10/95                                    2.7%              2.8%
11/95                                    2.7%              2.6%
12/95                                    2.7%              2.5%
1/96                                     2.8%              2.7%
2/96                                     2.8%              2.7%
3/96                                     2.8%              2.8%
4/96                                     2.9%              2.9%
5/96                                     2.9%              2.9%
6/96                                     2.9%              2.8%
7/96                                     2.8%              3.0%
8/96                                     2.8%              2.9%
9/96                                     2.8%              3.0%
10/96                                    2.9%              3.0%
11/96                                    2.9%              3.3%
12/96                                    2.9%              3.3%
1/97                                     2.9%              3.0%
2/97                                     2.9%              3.0%
3/97                                     2.9%              2.8%
4/97                                     2.8%              2.5%
5/97                                     2.8%              2.2%
6/97                                     2.8%              2.3%
7/97                                     3.0%              2.2%
8/97                                     3.0%              2.2%
9/97                                     3.0%              2.2%
10/97                                    3.3%              2.1%
11/97                                    3.3%              1.8%
12/97                                    3.3%              1.7%
1/98                                     3.3%              1.6%
2/98                                     3.3%              1.4%
3/98                                     3.3%              1.4%
4/98                                     3.5%              1.4%
5/98                                     3.5%              1.7%
6/98                                     3.5%              1.7%
7/98                                     3.7%              1.7%
8/98                                     3.7%              1.6%
9/98                                     3.7%              1.5%
10/98                                    3.4%              1.5%
11/98                                    3.4%              1.5%
12/98                                    3.4%              1.6%
1/99                                     3.0%              1.7%
2/99                                     3.0%              1.6%
3/99                                     3.0%              1.7%
4/99                                     3.2%              2.3%
5/99                                     3.2%              2.1%
6/99                                     3.2%              2.0%
7/99                                     3.1%              2.1%
8/99                                     3.1%              2.3%
9/99                                     3.1%              2.6%
10/99                                    3.4%              2.6%
11/99                                    3.4%              2.6%
12/99                                    3.4%              2.7%
1/00                                                       2.7%
2/00                                                       3.2%

In spite of the record length and strength of the current expansion, and labor markets tighter than we have experienced in a generation, wage inflation has remained largely subdued. The Employment Cost Index, which measures inflation in wages, salaries and benefits, was well contained, increasing just 3.4% during 1999.

Although there is little evidence of accelerating core inflation, the Fed has expressed concern that if labor markets continue to tighten, increases in wages could outpace productivity growth. In such an environment, productivity growth becomes particularly critical, as it enables companies to pay higher wages without raising prices. Non-farm productivity grew 2.8% in 1998 and 3.0% during 1999, continuing a healthy trend that began in 1996.

ASSET CLASS PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       TOTAL RETURN PERFORMANCE
GROWTH OF A HYPOTHETICAL $1 INVESTMENT
COMPILED BY CHARLES SCHWAB & CO., INC.
                                                  RUSSELL 2000                          LEHMAN AGGREGATE
                                        S&P 500  SMALL-CAP INDEX  MSCE EAFE (ND) INDEX     BOND INDEX
8/99                                     $1.000           $1.000                $1.000            $1.000
9/99                                     $0.973           $1.000                $1.010            $1.012
10/99                                    $1.034           $1.004                $1.048            $1.015
11/99                                    $1.055           $1.064                $1.084            $1.015
12/99                                    $1.117           $1.185                $1.182            $1.010
1/00                                     $1.061           $1.166                $1.107            $1.007
2/00                                     $1.041           $1.358                $1.136            $1.019

Reversing a five-year period of relative under performance, small-cap stocks significantly outperformed both large-cap stocks and international stocks for the six-month reporting period ended 2/29/00. Small-cap stocks as represented by the Russell 2000 Index achieved a total return of 35.8%, leaving large caps, as represented by the S&P 500 Index, well behind with a six-month return of 4.1%. Within the S&P 500, the technology stocks' out-performance of the so-called "old economy" stocks was truly remarkable. For example, during 1999, the performance of the technology-laden NASDAQ Composite was 85.6% versus 21.0% for the S&P 500 (which itself had a 25.4% technology weighting as of 12/31/99).

Although dampened by relatively weak foreign currencies, international stocks, as represented by the MSCI EAFE Index, achieved a strong return of 13.6% for the period. Reflecting the rise in intermediate- and long-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 1.9% for the year.

U.S. EQUITY VALUATION

The price/earnings ratio for the S&P 500-Registered Trademark- Index remained at very high levels during the reporting period and ended the period at a lofty
28.6 times earnings, slightly less than twice its long-term average. The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at record high valuation levels. Reflecting the extraordinary valuations of the technology sector, the price/earnings ratio (12 months trailing) for the NASDAQ 100 Index was 144.2.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE/EARNINGS RATIO
   SOURCE: BLOOMBERG L.P.
1/90                          14.37
2/90                          14.21
3/90                          14.77
4/90                          14.82
5/90                          15.84
6/90                          16.66
7/90                          16.65
8/90                          15.57
9/90                           14.9
10/90                         14.36
11/90                         14.59
12/90                         15.19
1/91                          14.95
2/91                          16.82
3/91                          17.48
4/91                          17.85
5/91                          17.92
6/91                          17.96
7/91                          18.07
8/91                          19.72
9/91                          19.88
10/91                         19.92
11/91                         21.02
12/91                         21.85
1/92                          23.35
2/92                          23.83
3/92                          25.45
4/92                          25.51
5/92                          25.71
6/92                          25.08
7/92                          25.61
8/92                           25.5
9/92                          24.37
10/92                         23.94
11/92                         24.08
12/92                         24.01
1/93                           24.2
2/93                          24.25
3/93                          24.22
4/93                           23.2
5/93                          23.21
6/93                          22.58
7/93                          22.52
8/93                          23.02
9/93                          23.74
10/93                         23.97
11/93                         22.55
12/93                         23.55
1/94                          22.98
2/94                          21.17
3/94                          20.34
4/94                           20.1
5/94                          20.16
6/94                          19.76
7/94                          18.64
8/94                           18.9
9/94                          18.26
10/94                         17.55
11/94                         16.58
12/94                         16.98
1/95                          16.23
2/95                           16.2
3/95                           16.5
4/95                          16.02
5/95                          16.43
6/95                          16.82
7/95                          16.55
8/95                          16.18
9/95                          16.86
10/95                         16.18
11/95                         17.14
12/95                         17.41
1/96                          18.11
2/96                          18.56
3/96                          18.94
4/96                          19.16
5/96                          19.48
6/96                           19.3
7/96                          18.31
8/96                          18.62
9/96                          19.75
10/96                          19.6
11/96                         21.05
12/96                          20.7
1/97                          20.55
2/97                          20.98
3/97                          19.87
4/97                          20.24
5/97                          21.43
6/97                          22.45
7/97                          23.92
8/97                          22.64
9/97                             24
10/97                         22.84
11/97                         24.02
12/97                         24.51
1/98                          24.99
2/98                          26.44
3/98                          27.76
4/98                          26.51
5/98                          26.12
6/98                          27.09
7/98                          26.78
8/98                          22.77
9/98                          24.23
10/98                         27.58
11/98                         30.14
12/98                         31.97
1/99                          33.29
2/99                          32.65
3/99                          33.78
4/99                           33.9
5/99                          32.74
6/99                           34.7
7/99                          31.62
8/99                          31.21
9/99                           29.9
10/99                         29.92
11/99                         30.65
12/99                         32.53
1/00                          29.78
2/00                          28.59
30-Year Mean                         15.7

TREASURY BOND YIELDS

Continuing a trend which began in October 1998, both long-term and intermediate term rates continued to climb upward during the reporting period. The primary driver of this upward trend was the continued strong growth of the domestic economy, which shows no immediate signs of slowing.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS
          SOURCE: BLOOMBERG L.P.            30-YEAR TREASURY BOND YIELD  FIVE-YEAR TREASURY NOTE YIELD
9/99                                                              6.02%                          5.77%
9/99                                                              6.04%                          5.78%
9/99                                                              6.06%                          5.75%
9/99                                                              5.97%                          5.66%
10/99                                                             6.13%                          5.86%
10/99                                                             6.20%                          5.95%
10/99                                                             6.26%                          5.97%
10/99                                                             6.35%                          6.10%
10/99                                                             6.16%                          5.95%
11/99                                                             6.06%                          5.86%
11/99                                                             6.04%                          5.86%
11/99                                                             6.16%                          5.99%
11/99                                                             6.23%                          6.05%
12/99                                                             6.25%                          6.07%
12/99                                                             6.17%                          5.98%
12/99                                                             6.37%                          6.19%
12/99                                                             6.49%                          6.31%
12/99                                                             6.48%                          6.34%
1/00                                                              6.55%                          6.41%
1/00                                                              6.70%                          6.58%
1/00                                                              6.69%                          6.63%
1/00                                                              6.45%                          6.66%
2/00                                                              6.27%                          6.65%
2/00                                                              6.27%                          6.70%
2/00                                                              6.16%                          6.68%
2/00                                                              6.13%                          6.47%

Typically the yields on 30-year treasury securities exceed those on five-year securities to compensate investors for the additional interest rate risk associated with longer duration securities. As shown in the graph above, late in January, this normal relationship reversed resulting in what is referred to as a negatively sloped yield curve. This situation is a result of the accumulating budget surpluses, which are allowing the Federal government to downsize its debt. The Treasury Department announced that it plans to buy back $30 billion in debt in 2000 starting with longer-dated maturities since those payments carry the steepest interest payment. The anticipated reduction in supply resulting from this buyback program, as well as scaled back issuance, bid up the price of the longer-term securities and resulted in a reduction in yields.

MUNICIPAL BOND YIELDS

Municipal bond yields followed an upward trend similar to treasuries during the six-month reporting period increasing between a quarter and a half percent.

The ratio of municipal to Treasury bond yields remained at near record highs during the six-month reporting period, meaning that they remain particilarly attractive relative to Treasury securities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


30-YEAR AND FIVE-YEAR AAA GENERAL OBLIGATION
           MUNICIPAL BOND YIELDS              BOND BUYER 40 MUNI BOND YIELD  FIVE-YEAR AAA GO MUNI BOND YIELDS
9/3/99                                                                6.16%                              4.35%
9/10/99                                                               6.19%                              4.42%
9/17/99                                                               6.23%                              4.44%
9/24/99                                                               6.21%                              4.42%
10/1/99                                                               6.29%                              4.49%
10/8/99                                                               6.36%                              4.51%
10/15/99                                                              6.55%                              4.57%
10/22/99                                                              6.63%                              4.60%
10/29/99                                                              6.53%                              4.62%
11/5/99                                                               6.24%                              4.61%
11/12/99                                                              6.25%                              4.54%
11/19/99                                                              6.32%                              4.51%
11/26/99                                                              6.37%                              4.53%
12/3/99                                                               6.39%                              4.55%
12/10/99                                                              6.35%                              4.59%
12/17/99                                                              6.46%                              4.67%
12/24/99                                                              6.53%                              4.72%
12/31/99                                                              6.55%                              4.72%
1/7/00                                                                6.61%                              4.80%
1/14/00                                                               6.67%                              4.85%
1/21/00                                                               6.70%                              4.89%
1/28/00                                                               6.67%                              4.92%
2/4/00                                                                6.57%                              4.90%
2/11/00                                                               6.57%                              4.93%
2/18/00                                                               6.49%                              4.95%
2/25/00                                                               6.44%                              4.95%
Source: BLOOMBERG L.P.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RATIO OF MUNICIPAL BOND YIELDS TO
TREASURY BOND YIELDS FOR
30-YEAR AND FIVE-YEAR BONDS

            30-YEAR BOND YIELDS  FIVE-YEAR BOND YIELDS
9/3/1999                 102.4%                  75.4%
9/10/1999                102.5%                  76.5%
9/17/1999                102.9%                  77.2%
9/24/1999                104.0%                  78.1%
10/1/1999                102.5%                  76.6%
10/8/1999                102.7%                  75.8%
10/15/1999               104.7%                  76.6%
10/22/1999               104.4%                  75.4%
10/29/1999               106.0%                  77.7%
11/5/1999                103.0%                  78.6%
11/12/1999               103.5%                  77.5%
11/19/1999               102.6%                  75.3%
11/26/1999               102.2%                  74.8%
12/3/1999                102.2%                  74.9%
12/10/1999               103.0%                  76.8%
12/17/1999               101.3%                  75.4%
12/24/1999               100.7%                  74.8%
12/31/1999               101.1%                  74.4%
1/7/2000                 101.0%                  74.9%
1/14/2000                 99.6%                  73.8%
1/21/2000                100.1%                  73.7%
1/28/2000                103.3%                  73.9%
2/4/2000                 104.8%                  73.7%
2/11/2000                104.8%                  73.5%
2/18/2000                105.4%                  74.1%
2/25/2000                105.1%                  76.5%

Source: BLOOMBERG L.P.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/29/00

                                                                                            SINCE
                                                        SIX                               INCEPTION    30-DAY
                                                     MONTHS(1)    ONE YEAR   FIVE YEARS   (4/21/93)   SEC YIELD
---------------------------------------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND(2)                                  0.44%        (0.12)%     4.21%       3.88%       4.46%
---------------------------------------------------------------------------------------------------------------
Lehman Brothers Three-Year Municipal Bond Index        1.17%        1.43%       4.88%       4.44%         N/A
---------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter end, in this case, the quarter ended 12/31/99. As of 12/31/99, the fund's six-month, one-year, five-year and since-inception average annual total returns were 0.69%, 0.51%, 4.62% and 3.95%, respectively. The 30-day SEC yield as of 12/31/99 was 4.26%.(3)

TAXABLE-EQUIVALENT YIELD

The taxable-equivalent yield represents the pre-tax yield that a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the fund's 30-day SEC yield as of 2/29/00 and the taxable-equivalent yield, assuming a maximum federal income tax rate of 39.6%. Shareholder tax rates may be different.

                                                               30-DAY      TAXABLE-EQUIVALENT
                                                              SEC YIELD     30-DAY SEC YIELD
---------------------------------------------------------------------------------------------
Schwab Short/Intermediate Tax-Free Bond Fund(2)                 4.46%            7.38%
---------------------------------------------------------------------------------------------

(1) Actual, not annualized, since period is less than one year.

(2) A portion of the fund's expenses were reduced during the reporting period. Without such reductions, as of 2/29/00, the fund's one-year, five- year and since inception average annual total returns would have been lower. The 30-day SEC yield as of 2/29/00 would have been 4.20%.

(3) A portion of the fund's expenses were reduced during the reporting period. Without such reductions, as of 12/31/99, the fund's one-year, five- year and since inception average annual total returns would have been lower. The 30-day SEC yield as of 12/31/99 would have been 4.10%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SCHWAB SHORT/INTERMEDIATE  LEHMAN BROTHERS 3-YEAR
             TAX-FREE BOND FUND       MUNICIPAL BOND INDEX
4/21/93                     $10,000                 $10,000
4/30/93                      $9,990                  $9,993
5/31/93                     $10,038                 $10,020
6/30/93                     $10,129                 $10,085
7/31/93                     $10,151                 $10,090
8/31/93                     $10,283                 $10,184
9/30/93                     $10,344                 $10,228
10/31/93                    $10,366                 $10,250
11/30/93                    $10,326                 $10,237
12/31/93                    $10,462                 $10,344
1/31/94                     $10,567                 $10,428
2/28/94                     $10,412                 $10,331
3/31/94                     $10,218                 $10,206
4/30/94                     $10,280                 $10,267
5/31/94                     $10,323                 $10,315
6/30/94                     $10,312                 $10,318
7/31/94                     $10,407                 $10,403
8/31/94                     $10,429                 $10,440
9/30/94                     $10,377                 $10,414
10/31/94                    $10,317                 $10,389
11/30/94                    $10,245                 $10,370
12/31/94                    $10,346                 $10,415
1/31/95                     $10,445                 $10,501
2/28/95                     $10,563                 $10,612
3/31/95                     $10,655                 $10,707
4/30/95                     $10,691                 $10,743
5/31/95                     $10,881                 $10,908
6/30/95                     $10,884                 $10,934
7/31/95                     $10,987                 $11,050
8/31/95                     $11,079                 $11,136
9/30/95                     $11,115                 $11,167
10/31/95                    $11,175                 $11,221
11/30/95                    $11,255                 $11,293
12/31/95                    $11,305                 $11,340
1/31/96                     $11,383                 $11,429
2/29/96                     $11,364                 $11,431
3/31/96                     $11,313                 $11,403
4/30/96                     $11,306                 $11,417
5/31/96                     $11,312                 $11,427
6/30/96                     $11,371                 $11,496
7/31/96                     $11,443                 $11,559
8/31/96                     $11,447                 $11,577
9/30/96                     $11,519                 $11,647
10/31/96                    $11,605                 $11,729
11/30/96                    $11,712                 $11,838
12/31/96                    $11,705                 $11,844
1/31/97                     $11,742                 $11,896
2/28/97                     $11,801                 $11,954
3/31/97                     $11,737                 $11,892
4/30/97                     $11,776                 $11,943
5/31/97                     $11,876                 $12,040
6/30/97                     $11,938                 $12,111
7/31/97                     $12,096                 $12,255
8/31/97                     $12,065                 $12,230
9/30/97                     $12,141                 $12,319
10/31/97                    $12,194                 $12,373
11/30/97                    $12,222                 $12,409
12/31/97                    $12,310                 $12,493
1/31/98                     $12,384                 $12,575
2/28/98                     $12,397                 $12,602
3/31/98                     $12,417                 $12,622
4/30/98                     $12,386                 $12,604
5/31/98                     $12,502                 $12,722
6/30/98                     $12,543                 $12,765
7/31/98                     $12,574                 $12,811
8/31/98                     $12,689                 $12,935
9/30/98                     $12,793                 $13,018
10/31/98                    $12,837                 $13,080
11/30/98                    $12,862                 $13,112
12/31/98                    $12,898                 $13,143
1/31/99                     $13,022                 $13,263
2/28/99                     $12,997                 $13,277
3/31/99                     $13,004                 $13,289
4/30/99                     $13,033                 $13,330
5/31/99                     $13,000                 $13,312
6/30/99                     $12,876                 $13,232
7/31/99                     $12,946                 $13,297
8/31/99                     $12,925                 $13,313
9/30/99                     $12,967                 $13,363
10/31/99                    $12,922                 $13,365
11/30/99                    $12,991                 $13,423
12/31/99                    $12,964                 $13,402
1/31/00                     $12,952                 $13,426
2/29/00                     $12,982                 $13,468

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Short/Intermediate Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers Three-Year Municipal Bond Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

---------------------------------------------------------------------
Total net assets as of 2/28/99 (000s)                         $82,302
---------------------------------------------------------------------
Total net assets as of 2/29/00 (000s)                         $80,656
---------------------------------------------------------------------
Percentage growth over reporting period                          (2)%
---------------------------------------------------------------------

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
PORTFOLIO SNAPSHOT

The Schwab Short/Intermediate Tax-Free Bond Fund invests primarily in tax-exempt or municipal securities. The information below provides a snapshot of the fund's characteristics as of 2/29/00, and is not indicative of its composition after that date. The terms used below are defined beginning on page 20. A complete list of the securities in the fund's portfolio as of 2/29/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                  SCHWAB SHORT/INTERMEDIATE
                                                     TAX-FREE BOND FUND                PEER GROUP AVERAGE++
-----------------------------------------------------------------------------------------------------------
Number of Issues                                              52                                118
-----------------------------------------------------------------------------------------------------------
30-Day SEC Yield                                            4.46%                              3.77%
-----------------------------------------------------------------------------------------------------------
Average Weighted Coupon                                     5.26%                              5.60%
-----------------------------------------------------------------------------------------------------------
Weighted Average Maturity                                   4.61 years                         4.90 years
-----------------------------------------------------------------------------------------------------------
Average Credit Quality                                        AAA                                AA
-----------------------------------------------------------------------------------------------------------
Average Effective Duration                                  3.74 years                         2.80 years
-----------------------------------------------------------------------------------------------------------
Expense Ratio                                               0.49%*                             0.85%
-----------------------------------------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/00.

++ Source: Morningstar. This information is as of 2/29/00, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The Peer Group Average is based on the 102 municipal short-term funds as tracked by Morningstar.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 2/29/00

                                                                                                   PERCENTAGE
                                                                                PERCENTAGE          OF FUND
                                                                                 OF FUND          INVESTMENTS
MATURITY RANGE                                                VALUE (000S)     INVESTMENTS        (CUMULATIVE)
----------------------------------------------------------------------------------------------------------------
0 - 6 months                                                    $    4,088         5.2%                5.2%
----------------------------------------------------------------------------------------------------------------
7 - 36 months                                                   $   22,875        28.7%               33.9%
----------------------------------------------------------------------------------------------------------------
37 - 60 months                                                  $   18,845        23.5%               57.4%
----------------------------------------------------------------------------------------------------------------
More than
60 months                                                       $   33,941        42.6%              100.0%
----------------------------------------------------------------------------------------------------------------

                                 INVESTMENT STYLE BOX(1)
                                      AS OF 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

WEIGHTED AVERAGE MATURITY
          SHORT            INT  LONG  AVERAGE CREDIT QUALITY
                             X                          High
                                                      Medium
                                                         Low

(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the fund's portfolio as of 2/29/00, and is not indicative of its holdings after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the fund's weighted average maturity and the average credit quality of its portfolio. The fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 21. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

                     PORTFOLIO COMPOSITION AS A PERCENTAGE
                             OF FUND INVESTMENTS(2)
                                 as of 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Variable Rate Obligations   1.1%
Temporary Investments       0.1%
Municipal Bonds            98.8%

                   PORTFOLIO COMPOSITION BY CREDIT QUALITY(3)
                                 as of 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                 69.9%
AA                  13.8%
A                   11.3%
BBB                  2.5%
Unrated Securities   2.5%

The charts above illustrate the composition of the fund's portfolio as of 2/29/00, and are not indicative of its holdings after that date.

(2) These percentages do not take into account other assets and liabilities of the funds.

(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

LARGEST STATE CONCENTRATIONS
% OF TOTAL NET ASSETS

-----------------------------------------------
New York                                  11.1%
-----------------------------------------------
Arizona                                    6.8%
-----------------------------------------------
Washington                                 6.5%
-----------------------------------------------
South Carolina                             6.1%
-----------------------------------------------
Minnesota                                  5.5%
-----------------------------------------------
-----------------------------------------------
Texas                                      5.2%
-----------------------------------------------
District of Columbia                       4.9%
-----------------------------------------------
Nebraska                                   4.7%
-----------------------------------------------
Puerto Rico                                3.8%
-----------------------------------------------
Massachusetts                              3.7%
-----------------------------------------------

SCHWAB LONG-TERM TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/29/00

                                                                                                     SINCE
                                                                                                   INCEPTION     30-DAY
                                                    SIX MONTHS(1)       ONE YEAR      FIVE YEARS   (9/11/92)    SEC YIELD
-------------------------------------------------------------------------------------------------------------------------
SCHWAB LONG-TERM TAX-FREE BOND FUND(2)                       (1.88)%          (7.00)%    4.67%       4.90%        5.27%
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers General Municipal Bond Index                 (0.02)%          (2.08)%    5.85%       5.71%          N/A
-------------------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 12/31/99. As of 12/31/99, the fund's six-month, one-year, five-year and since-inception average annual total returns were (4.89)%, (7.31)%, 5.88% and 4.90%, respectively. The 30-day SEC yield as of 12/31/99 was 5.37%.(3)

TAXABLE-EQUIVALENT YIELD

The taxable-equivalent yield represents the pre-tax yield that a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the fund's 30-day SEC yield as of 2/29/00 and the taxable-equivalent yield, assuming a maximum federal income tax rate of 39.6%. Shareholder tax rates may be different.

                                                               30-DAY      TAXABLE-EQUIVALENT
                                                              SEC YIELD     30-DAY SEC YIELD
---------------------------------------------------------------------------------------------
Schwab Long-Term Tax-Free Bond Fund(2)                          5.27%            8.73%
---------------------------------------------------------------------------------------------

(1) Actual, not annualized, since period is less than one year.

(2) A portion of the fund's expenses were reduced during the reporting period. Without such reductions, as of 2/29/00, the fund's six-month, one-year, five-year and since-inception average annual total returns would have been lower. The 30-day SEC yield as of 2/29/00 would have been 4.98%.

(3) A portion of the fund's expenses were reduced during the reporting period. Without such reductions, as of 12/31/99, the fund's six-month, one-year, five-year and since-inception average annual total returns would have been lower. The 30-day SEC yield as of 12/31/99 would have been 5.21%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           SCHWAB LONG-TERM   LEHMAN BROTHERS GENERAL
          TAX-FREE BOND FUND   MUNICIPAL BOND INDEX
9/11/92              $10,000                  $10,000
9/30/92               $9,867                   $9,923
10/31/92              $9,515                   $9,826
11/30/92              $9,912                  $10,002
12/31/92             $10,092                  $10,104
1/31/93              $10,240                  $10,221
2/28/93              $10,682                  $10,591
3/31/93              $10,484                  $10,479
4/30/93              $10,632                  $10,585
5/31/93              $10,690                  $10,644
6/30/93              $10,883                  $10,822
7/31/93              $10,879                  $10,836
8/31/93              $11,157                  $11,062
9/30/93              $11,298                  $11,188
10/31/93             $11,315                  $11,209
11/30/93             $11,201                  $11,111
12/31/93             $11,465                  $11,345
1/31/94              $11,588                  $11,475
2/28/94              $11,274                  $11,177
3/31/94              $10,791                  $10,722
4/30/94              $10,858                  $10,813
5/31/94              $10,970                  $10,907
6/30/94              $10,870                  $10,840
7/31/94              $11,085                  $11,044
8/31/94              $11,109                  $11,083
9/30/94              $10,921                  $10,920
10/31/94             $10,657                  $10,726
11/30/94             $10,381                  $10,532
12/31/94             $10,658                  $10,764
1/31/95              $11,050                  $11,072
2/28/95              $11,381                  $11,394
3/31/95              $11,514                  $11,524
4/30/95              $11,483                  $11,538
5/31/95              $11,918                  $11,906
6/30/95              $11,735                  $11,802
7/31/95              $11,836                  $11,914
8/31/95              $11,971                  $12,065
9/30/95              $12,056                  $12,141
10/31/95             $12,250                  $12,317
11/30/95             $12,443                  $12,521
12/31/95             $12,591                  $12,642
1/31/96              $12,640                  $12,738
2/29/96              $12,520                  $12,651
3/31/96              $12,366                  $12,489
4/30/96              $12,319                  $12,454
5/31/96              $12,311                  $12,449
6/30/96              $12,484                  $12,585
7/31/96              $12,599                  $12,699
8/31/96              $12,553                  $12,697
9/30/96              $12,780                  $12,875
10/31/96             $12,948                  $13,020
11/30/96             $13,188                  $13,258
12/31/96             $13,117                  $13,203
1/31/97              $13,097                  $13,228
2/28/97              $13,223                  $13,350
3/31/97              $12,987                  $13,172
4/30/97              $13,146                  $13,283
5/31/97              $13,358                  $13,482
6/30/97              $13,502                  $13,626
7/31/97              $13,933                  $14,004
8/31/97              $13,728                  $13,872
9/30/97              $13,927                  $14,037
10/31/97             $14,025                  $14,127
11/30/97             $14,146                  $14,210
12/31/97             $14,408                  $14,418
1/31/98              $14,556                  $14,566
2/28/98              $14,529                  $14,571
3/31/98              $14,565                  $14,584
4/30/98              $14,488                  $14,518
5/31/98              $14,750                  $14,747
6/30/98              $14,806                  $14,805
7/31/98              $14,853                  $14,842
8/31/98              $15,074                  $15,072
9/30/98              $15,252                  $15,260
10/31/98             $15,228                  $15,260
11/30/98             $15,282                  $15,314
12/31/98             $15,292                  $15,352
1/31/99              $15,471                  $15,535
2/28/99              $15,369                  $15,466
3/31/99              $15,405                  $15,488
4/30/99              $15,421                  $15,527
5/31/99              $15,257                  $15,437
6/30/99              $14,904                  $15,214
7/31/99              $14,909                  $15,269
8/31/99              $14,570                  $15,147
9/30/99              $14,499                  $15,153
10/31/99             $14,172                  $14,989
11/30/99             $14,388                  $15,148
12/31/99             $14,180                  $15,035
1/31/00              $14,064                  $14,970
2/29/00              $14,297                  $15,144

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Long-Term Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers General Obligation Municipal Bond Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

---------------------------------------------------------------------
Total net assets as of 2/28/99 (000s)                         $96,558
---------------------------------------------------------------------
Total net assets as of 2/29/00 (000s)                         $73,579
---------------------------------------------------------------------
Percentage growth over reporting period                         (24)%
---------------------------------------------------------------------

SCHWAB LONG-TERM TAX-FREE BOND FUND
PORTFOLIO SNAPSHOT

The Schwab Long-Term Tax-Free Bond Fund invests primarily in tax-exempt or municipal securities. The information below provides a snapshot of the fund's portfolio characteristics as of 2/29/00, and is not indicative of its composition after that date. The terms used below are defined beginning on page 20. A complete list of the securities in the fund's portfolio as of 2/29/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                  SCHWAB LONG-TERM TAX-FREE
                                                          BOND FUND                    PEER GROUP AVERAGE++
-----------------------------------------------------------------------------------------------------------
Number of Issues                                               51                               161
-----------------------------------------------------------------------------------------------------------
30-Day SEC Yield                                             5.27%                             4.05%
-----------------------------------------------------------------------------------------------------------
Average Weighted Coupon                                      5.30%                             5.82%
-----------------------------------------------------------------------------------------------------------
Weighted Average Maturity                                   19.49 years                       16.60 years
-----------------------------------------------------------------------------------------------------------
Average Credit Quality                                        AAA                                AA
-----------------------------------------------------------------------------------------------------------
Average Effective Duration                                  11.53 years                        8.30 years
-----------------------------------------------------------------------------------------------------------
Expense Ratio                                                0.49%*                            1.11%
-----------------------------------------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/00.

++ Source: Morningstar. This information is as of 2/29/00, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the Fund. The Peer Group Average is based on the 309 municipal national long-term funds as tracked by Morningstar.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 2/29/00

                                                                                                   PERCENTAGE
                                                                                PERCENTAGE          OF FUND
                                                                                 OF FUND          INVESTMENTS
MATURITY RANGE                                                VALUE (000S)     INVESTMENTS        (CUMULATIVE)
----------------------------------------------------------------------------------------------------------------
0 - 1 year                                                      $    4,911         6.8%                6.8%
----------------------------------------------------------------------------------------------------------------
2 - 10 years                                                    $    2,662         3.7%               10.5%
----------------------------------------------------------------------------------------------------------------
11 - 20 years                                                   $   32,423        44.7%               55.2%
----------------------------------------------------------------------------------------------------------------
21 - 30 years                                                   $   32,482        44.8%              100.0%
----------------------------------------------------------------------------------------------------------------
More than
30 years                                                        $        0         0.0%              100.0%
----------------------------------------------------------------------------------------------------------------

                                 INVESTMENT STYLE BOX(1)
                                      AS OF 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

WEIGHTED AVERAGE MATURITY
          SHORT            INT  LONG  AVERAGE CREDIT QUALITY
                                   X                    High
                                                      Medium
                                                         Low

(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the fund's portfolio as of 2/29/00 and is not indicative of its holdings after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the fund's weighted average maturity and the average credit quality of its portfolio. The fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 21. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

                     PORTFOLIO COMPOSITION AS A PERCENTAGE
                             OF FUND INVESTMENTS(2)
                                 as of 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Municipal Bonds            93.2%
Variable Rate Obligations   6.7%
Temporary Investments       0.1%

                   PORTFOLIO COMPOSITION BY CREDIT QUALITY(3)
                                 as of 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                 76.7%
AA                  16.4%
A                    5.5%
Unrated Securities   1.4%

The charts above illustrate the composition of the fund's portfolio as of 2/29/00, and are not indicative of its holdings after that date.

(2) These percentages do not take into account other assets and liabilities of the funds.

(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

LARGEST STATE CONCENTRATIONS
% OF TOTAL NET ASSETS

-----------------------------------------------
Texas                                     20.6%
-----------------------------------------------
Washington                                 9.3%
-----------------------------------------------
New York                                   7.8%
-----------------------------------------------
Mississippi                                7.1%
-----------------------------------------------
Pennsylvania                               7.1%
-----------------------------------------------

-----------------------------------------------
Illinois                                   7.0%
-----------------------------------------------
Massachusetts                              5.8%
-----------------------------------------------
Michigan                                   5.2%
-----------------------------------------------
Florida                                    4.4%
-----------------------------------------------
Indiana                                    4.1%
-----------------------------------------------

DIVIDENDS PAID

During the reporting period, the funds continued to attempt to provide a high level of current income exempt from federal income taxes, consistent with the preservation of capital. The chart below illustrates the income dividends on a per-share basis paid by each fund during each fiscal year or reporting period since inception.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


DIVIDENDS PAID BY THE SCHWAB TAX-FREE BOND FUNDS
           INCOME DIVIDENDS PER SHARE
                  FISCAL YEAR                     1992*  1993**  1994+  1995+  1996+  1997+  1998+  1999+  2000++
Schwab Short/Intermediate Tax-Free Bond Fund              $0.13  $0.37  $0.40  $0.41  $0.41  $0.42  $0.40   $0.20
Schwab Long-Term Tax-Free Bond Fund               $0.17   $0.36  $0.52  $0.53  $0.52  $0.53  $0.53  $0.50   $0.25

  * Period from the fund's inception on 9/11/92 through 12/31/92.

 ** Period from the fund's inception on 4/21/93 through 8/31/93 for Schwab
    Short/Intermediate Tax-Free Bond Fund and for the eight-month period ended 8/31/93 for Schwab Long-Term Tax-Free Bond Fund.

 +  For the one-year period ended 8/31 for both funds.

 ++  For the six-month period ended 2/29/00 for both funds.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD--Senior Vice President and Chief Investment Officer, has overall responsibility for the management of each fund's portfolio. Steve joined
CSIM as Vice President and Portfolio Manager in April 1991, and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors.

JOANNE LARKIN--Vice President and Senior Portfolio Manager, has had primary responsibility for the day-to-day management of each fund's portfolio since their inception. Joanne joined CSIM as Portfolio Manager in February 1992, and was promoted to her current position in December 1996. Prior to joining CSIM Joanne was Portfolio Manager for the Shearson Lehman California Municipal Bond Fund and E.F. Hutton's Municipal Cash Reserve Management.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. WHAT IS YOUR VIEW OF THE MUNICIPAL BOND ENVIRONMENT?

A. During the reporting period the international economy continued its recovery from the financial turmoil experienced over the last 18 months. The domestic economy, fueled by technology breakthroughs and higher productivity, celebrated its ninth consecutive year of expansion, the nation's longest growth period. Benefiting from this strong growth, equity and real estate prices reached record levels. However, fixed income securities, particularly municipal bonds, lagged behind other asset classes, as inflation fears exerted upward pressure on interest rates. The Federal Reserve Bank raised the federal funds target rate from 5.25% at the beginning of the period to 5.75% at the end of the period. As a result, the yield on the Bond Buyer 40, an index of 40 long-term municipal bonds, advanced from 6.21% on August 31, 1999 to 6.70% on January 21, 2000, the highest level in more than three years. Because bond yields and prices are inversely related, rising interest rates caused the market value of municipal securities to erode significantly.

Demand and supply imbalances also had a negative impact on municipal securities during the reporting period. In September and October, municipal issuers, in anticipation of year 2000, came to market, which dramatically increased the supply of new bond issues, thereby leading to higher yields for municipal securities. The increased supply of new issues was especially difficult for the municipal market to absorb as fixed-income investors shifted their attention to more attractive taxable yields. Additionally, soaring equity markets, year-end tax loss selling and reduced demand from institutional investors and insurance companies further depressed municipal bond prices. The combination of these factors reduced demand for municipal bonds, which in turn, led to higher municipal bond yields.

Toward the end of the reporting period, the municipal market, along with the fixed-income market in general, began to improve. Bond issuance slowed to more manageable levels while redemptions from bond funds slowed significantly. These factors combined to increase demand for municipal securities. The Bond Buyer 40 yield, which peaked on January 21 at 6.70%, had dropped to 6.43% as the reporting period came to a close.

Q. HOW DID THE FUNDS PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A. The SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND achieved a 0.44% total return for the six-month reporting period ended February 29, 2000. The return was derived from a combination of dividend income of 2.03% and the fund's NAV change of -1.59%. The decline in NAV was a result of the rising short-term interest rate environment and the fund's increasing yield, which rose from 4.02% at the beginning of the period to 4.46% at the end of the period.

The SCHWAB LONG-TERM TAX-FREE BOND FUND reported a -1.88% total return for the six-month reporting period ended February 29, 2000. The return was derived from a combination of dividend income of 2.47% and the fund's NAV change of -4.35%. The NAV decrease was a result of the fund's increasing yield, which rose from 5.19% at the beginning of the period to 5.27% at the end of the period.

Q. HOW WERE THE FUNDS MANAGED DURING THE REPORTING PERIOD? WERE ANY CHANGES MADE TO THE PORTFOLIO?

A. We continued to maintain a portfolio of high-quality securities (primarily AAA and AA) during the reporting period. We feel that this has been an appropriate strategy for the funds given the market environment during the first half of the reporting period, since there was very little yield advantage associated with lower-rated securities and we felt that investors were not being adequately compensated for the higher credit risk. However, as the reporting period came to an end, the spread between AAA/AA and lower rated securities began to widen. We will continue to monitor this spread relationship in the coming months, seeking to add higher yielding securities when appropriate. In both funds we continue to approach the markets cautiously, carefully watching economic indicators and monitoring Federal Reserve Bank communications regarding its target for short-term interest rates.

The SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND maintained an average maturity throughout the reporting period in a relatively narrow range from approximately
4.01 to 4.66 years. The fund's weighted average maturity at the end of the reporting period was 4.61 years, up from 4.30 years at the beginning of the period.

The SCHWAB LONG-TERM TAX-FREE BOND FUND maintained an average maturity throughout the reporting period in a range from approximately 19.28 to 21.29 years. The fund's weighted average maturity at the end of the reporting period was 19.49 years, up from 19.35 years at the beginning of the period.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT)--A federal tax designed to help ensure that at least a minimum amount of income tax is paid by high-income corporate and non-corporate taxpayers (including estates and trusts) who reap large tax savings by making generous use of certain tax deductionsand exemptions. The AMT functions as a recapture mechanism, reclaiming some of the tax breaks primarily available to high-income taxpayers, who without the AMT might be able to escape taxation entirely.

BOND--A bond can be thought of as a loan agreement in which the bondholder lends a set amount of money to a corporation, government agency or municipality and expects to be repaid with interest. Although bonds are loans and contain no rights of ownership, they do embody a legally enforceable promise to repay.

CALL--The right of a bond's issuer to redeem a bond before its stated maturity date. Bonds can be called for many reasons, but a call typically occurs when interest rates drop and issuers are able to obtain lower interest rates to finance their debts.

CALL PROTECTION--When managers seek call protection, they're looking for bonds whose issuers cannot redeem them before their stated maturities, or who cannot redeem them until a far-off date. Such bonds help protect yield but are subject to interest rate sensitivity.

COUPON--The coupon rate is the annual rate of interest on the bond's face value that the issuer agrees to pay the holder until maturity. The coupon is established at the time of issue and is determined by the then prevailing level of interest rates in the marketplace. AVERAGE COUPON is the average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

CREDIT RATINGS--Bonds are generally rated by one or both of the two major credit rating agencies accepted in the industry: Moody's Investor Service and the Standard & Poor's Corporation. They assign ratings based on the issuer's ability to make the scheduled interest and principal payments. These ratings are reviewed periodically and may be revised at any time.

MOODY'S                 S&P  DESCRIPTION
---------------------------------------------------------
INVESTMENT GRADE
Aaa                     AAA  Strongest capacity to pay
                             interest and repay principal
Aa                      AA   Very strong capacity to pay
                             interest and repay principal
A                       A    Strong capacity to pay
                             interest and repay principal
Baa                     BBB  Adequate capacity to pay
                             interest and repay principal
BELOW INVESTMENT GRADE
Ba                      BB   Lowest degree of speculation
                             with respect to capacity to
                             pay interest and repay
                             principal
B                       B    Greater vulnerability to
                             default but currently has
                             the capacity to meet
                             interest and principal
                             payment
Caa                     CCC  Currently vulnerable to
                             default--dependent on
                             favorable conditions
Ca                      CC   Highly speculative
C                       C    Highest degree of
                             speculation--no interest is
                             paid
-                       D    In payment default

CREDIT RISK--The risk that an issuer of a debt security or a borrower may default on its obligation.

DIVIDEND--The portion of a company's earnings paid to investors on a per-share basis.

DURATION--The common objective behind the different definitions of DURATION is to measure the price sensitivity--and therefore market risk--of a fixed income security to changes in its yield.

EXPENSE RATIO--Amount, expressed as a percentage of total net assets, that shareholders pay annually for mutual fund operating expenses and management fees.

GENERAL OBLIGATION BONDS (GOS)--General obligation bonds are backed by a pledge of the issuer's full faith and credit with the timely payment of principal and interest secured by the taxing power of the issuer.

INTEREST--Compensation, usually paid semiannually, to bondholders by the issuer. Usually expressed as an annual percentage rate.

INTEREST RATE RISK--Risk associated with fluctuations of bond prices in response to the general movement of interest rates and to changes in investor perceptions of government monetary policy and economic data.

MARKET RISK--The possibility that the actual return of an investment will be less than what's expected.

MATURITY--The maturity of a security is the date the issuer makes the final payment to the security holder. WEIGHTED AVERAGE MATURITY is the average length of time until the bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

MORTGAGE-BACKED SECURITIES--Represent an ownership interest in mortgage loans made by financial institutions to finance the borrower's purchase of a home or other real estate. The most basic mortgage securities, known as PASS-THROUGHS, or participation certificates, represent a direct ownership interest in a trust composed of a pool of mortgage loans. The majority of mortgage securities are issued and/or guaranteed by the Government National Mortgage Association (Ginnie
Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

MUNICIPAL BONDS--Debt obligations of states, cities, towns, municipalities, municipal authorities and governmental entities. They are issued to build schools, tunnels and bridges or to finance infrastructure repairs or improvements. The interest earned typically is free of federal income taxes and, in some cases, also may be free of state and/or local income taxes if purchased by residents of the issuing state. However, interest paid by certain municipal bonds is subject to the AMT.

PREPAYMENT RISK--When interest rates are falling, many homeowners will refinance their mortgages to take advantage of the new lower rates. As a result, when interest rates decline, prepayments of mortgage-backed securities accelerate beyond the initial pricing assumptions, which causes the average life and maturity of the security to shorten.

REINVESTMENT RISK--The risk that a bondholder may be able to reinvest only at a lower rate than originally planned. If yields fall, the reinvestment income and, consequently, the total return from holding the bond may fall relative to the original yield. Conversely, if yields rise, total return may also rise.

REVENUE BONDS--Bonds with interest that is payable from a specific source of revenue. They are generally issued to finance public projects such as bridges, tunnels and water treatment facilities. The interest payments on a revenue bond are typically derived from the revenues produced by the facility.

TAXABLE-EQUIVALENT YIELD--The yield needed on a taxable investment in order to match the return offered on a tax-exempt investment. This calculation is an important resource for determining which investments--taxable or tax-exempt--would yield more. The taxable-equivalent yield calculation can determine which investment offers the better return when all taxes--federal, state and local--are taken into consideration.

TOTAL RETURN--The sum of interest income, plus capital gains (or losses).

YIELD--The income generated by an investment, expressed as a percentage of its price. Yield is only a measure of income and does not take into account the appreciation (or depreciation) of a bond's value.

YIELD TO MATURITY--The overall rate of return an investor would receive if the securities in a fund's portfolio were held to their maturity dates.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
February 29, 2000 (Unaudited)
                                                                Par      Value
                                                               ------   -------
MUNICIPAL BONDS -- 97.7% (a)
ALABAMA -- 1.3%
Birmingham, Alabama Special Care Facilities
 Hospital Finance Authority RB (Daughters of
  Charity National Health System - St. Vincent's
  Hospital & Providence) Series 1995
   7.00%, 11/01/01                                             $1,000   $ 1,037
                                                                        -------
ARIZONA -- 6.8%
Maricopa County,  Arizona Unified School
  District No  93 (Cave Creek Project) Series
  1997A (d)
   5.00%, 07/01/03                                              2,325     2,342
Maricopa County, Arizona  Elementary School
  District No  068 Alhambra Revenue
  Refunding Bonds Series 1994A (d)
   6.80%, 07/01/12                                              2,000     2,153
Phoenix, Arizona Civic Improvement Corp.
  RB (Senior Lien Airport Project)
   5.00%, 07/01/04                                              1,000       992
                                                                         ------
                                                                          5,487
                                                                         ------
CALIFORNIA -- 2.5%
Alameda, California Public Financing
  Authority RB
   4.95%, 09/02/07                                              2,065     1,980
                                                                        -------
COLORADO -- 3 7%
Grand Junction, Colorado IDRB (Dayton
  Hudson Corp. Project)
   5.25%, 05/01/03                                              2,000     1,997
Superior, Colorado Metropolitan Revenue
  Refunding Bonds (District No. 2) (d)
   4.63%, 12/01/13                                              1,000       974
                                                                        -------
                                                                          2,971
                                                                        -------
DISTRICT OF COLUMBIA -- 4.9% (d)
Washington, DC Convention Center Authority
  Dedicated Tax Senior Lien RB
   5.00%, 10/01/06                                              4,000     3,970
                                                                        -------
FLORIDA -- 1.6% (d)
Orange County, Florida COP Series 1997A
   4.80%, 08/01/02                                              1,300     1,303
                                                                        -------

                                                                Par      Value
                                                               ------   -------
GEORGIA -- 2.6%
Georgia Private Colleges & University Facilities
  Authority RB (Emory University Project)
  Series 1992C
   6.00%, 10/01/05                                             $2,000   $ 2,090
                                                                        -------
ILLINOIS -- 2 7%
Chicago, Illinois Public Building Commission
  Building RB Series 1999C (d)
   5.50%, 02/01/06                                              1,000     1,021
Illinois Health Facility Authority RB (OSF
  Healthcare System) Series 1993
   5.13%, 11/15/00                                              1,145     1,148
                                                                        -------
                                                                          2,169
                                                                        -------
INDIANA -- 1.3% (d)
Monroe County, Indiana Industrial Hospital
  Authority Revenue Refunding Bonds
  (Bloomington Hospital Project)
   4.60%, 05/01/04                                              1,105     1,082
                                                                        -------
IOWA -- 3.4% (d)
Black Hawk County, Iowa Hospital Facilities
  RB (Allen Memorial Hospital) Series 1990
   7.38%, 02/01/01                                              2,000     2,094
Cedar Rapids, Iowa Hospital Facilities RB
  (St. Luke's Methodist Project) Series 1993
   6.13%, 08/15/03                                                600       634
                                                                        -------
                                                                          2,728
                                                                        -------
KENTUCKY -- 3.3% (d)
Carrollton & Henderson, Kentucky Public
  Energy Authority Gas RB Series 1998B
   4.25%, 01/01/08                                              3,000     2,670
                                                                        -------
LOUISIANA -- 1.9% (d)
New Orleans, Louisiana RB Series 1998B
   4.50%, 12/01/05                                              1,600     1,550
                                                                        -------
MASSACHUSETTS -- 3.7% (d)
Massachusetts Municipal Wholesale Electric
  Co. Power Supply Systems RB Series 1992E
   5.50%, 07/01/00                                              2,000     2,009
Massachusetts State Water Reserves Authority
  RB Series 1998A
   5.00%, 08/01/05                                              1,000       997
                                                                        -------
                                                                          3,006
                                                                        -------

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
February 29, 2000 (Unaudited)
                                                                Par      Value
                                                               ------   -------
MICHIGAN -- 3.0% (d)
Detroit, Michigan City School District GO
  Series 1998B
   5.00%, 05/01/04                                             $1,390   $ 1,395
Michigan State Hospital Finance Authority RB
  (McLaren Obligated Group)
   7.00%, 09/15/00                                              1,000     1,035
                                                                        -------
                                                                          2,430
                                                                        -------
MINNESOTA -- 5.5% (d)
Arden Hills, Minnesota Housing & Health Care
  Facilities Revenue Refunding Bonds
  (Presbyterian Homes Project) Series 1999A
   4.33%, 09/01/01                                              1,500     1,500
Minneapolis, Minnesota Community
  Development Agency Tax Increment RB
   7.00%, 09/01/00                                              1,000     1,014
Minnesota State HFA Rental Housing RB
  Series 1995D
   4.80%, 08/01/01                                              1,955     1,965
                                                                        -------
                                                                          4,479
                                                                        -------
MISSISSIPPI -- 2.5% (d)
Mississippi Hospital Equipment & Facilities
  Authority Revenue Refunding Bonds
  (Mississippi Baptist Medical Center)
   5.25%, 05/01/01                                              2,000     2,013
                                                                        -------
NEBRASKA -- 4.7% (d)
Nebraska Public Energy Agency Gas Supply
  RB (Nebraska Public Gas Agency Project)
  Series 1998C
   4.00%, 09/01/07                                              2,000     1,760
Nebraska Public Power District RB
  Series 1998A
   5.25%, 01/01/05                                              2,000     2,020
                                                                        -------
                                                                          3,780
                                                                        -------
NEW JERSEY -- 1.3% (d)
Brick Township, New Jersey Municipal Utility
  Authority Series 1996
   5.50%, 12/01/03                                              1,000     1,024
                                                                        -------
NEW YORK -- 10.8%
Franklin County, New York GO (d)
   4.25%, 11/01/06                                                715       670
New York City, New York GO Series 1997L
   5.10%, 08/01/02                                                800       804

                                                                Par      Value
                                                               ------   -------
New York City, New York Municipal Assistance
  Corp. RB Series 1997L
   5.50%, 07/01/03                                             $2,000   $ 2,045
New York City, New York Transitional Finance
  Authority RB Series 1998B
   5.25%, 11/15/04                                              1,300     1,318
New York State Urban Development Corp. RB
  (Correctional Facilities Service Contract)
  Series1998A
   5.00%, 01/01/05                                              1,000       991
New York, New York GO
   4.75%, 03/15/07                                              3,000     2,858
                                                                        -------
                                                                          8,686
                                                                        -------
NORTH CAROLINA -- 2.5% (d)
North Carolina Municipal Power Agency
  No. 1 (Catawaba Electric) RB Series 1995A
   5.10%, 01/01/07                                              2,000     1,985
                                                                        -------
OHIO -- 2.5% (d)
Ohio State Public Facilities Commission Higher
  Education Capital Facilities RB Series II-B
   5.00%, 11/01/01                                              2,000     2,015
                                                                        -------
PENNSYLVANIA -- 1.4% (d)
Pennsylvania State IDA RB (Economic
  Development Project)
   7.00%, 07/01/07                                              1,000     1,103
                                                                        -------
PUERTO RICO -- 3.8% (d)
Puerto Rico Municipal Finance Agency GO
  Series 1999A
   5.50%, 08/01/08                                              3,000     3,079
                                                                        -------
SOUTH CAROLINA -- 6.1%
Charleston County, South Carolina RB (Care
  Alliance Health Services) Series 1999A (d)
   4.25%, 08/15/07                                              3,000     2,768
Charleston, South Carolina Public Facilities
  COP (Public Improvement Project)
  Series 1993 (d)
   4.30%, 09/01/00                                              1,085     1,086
Greenville, South Carolina Hospital Facilities
  Revenue Refunding Bonds Series 1993C
   5.00%, 05/01/00                                              1,090     1,091
                                                                        -------
                                                                          4,945
                                                                        -------
24
                                                                Par      Value
                                                               ------   -------
TEXAS -- 5.0%
Houston, Texas GO Refunding and Public
  Improvement Bonds Series 1999A
   5.00%, 03/01/04                                             $3,000   $ 3,004
Houston, Texas GO Refunding Bonds
  Series 1995A
   5.30%, 03/01/01                                              1,000     1,005
                                                                        -------
                                                                          4,009
                                                                        -------
WASHINGTON -- 6.5%
Port of Seattle, Washington Passenger Facilities
  RB Series 1998B (d)
   5.00%, 12/01/07                                              1,395     1,367
Port of Seattle, Washington RB Series
  1998B (d)
   5.50%, 09/01/02                                              2,775     2,820
Washington State GO Refunding Bonds
  Series 1991R-92B
   6.30%, 09/01/02                                              1,000     1,033
                                                                        -------
                                                                          5,220
                                                                        -------
WISCONSIN -- 2.4%
Wisconsin State Health & Educational
  Facilities Authority RB (Aurora Medical
  Group Inc. Project) Series 1996 (d)
   4.90%, 11/15/02                                              1,000     1,004
Wisconsin State Health & Educational
  Facilities Authority RB (Carroll College
  Inc. Project)
   4.80%, 10/01/06                                              1,000       947
                                                                        -------
                                                                          1,951
                                                                        -------
TOTAL MUNICIPAL BONDS
  (Cost $80,835)                                                         78,762
                                                                        -------
VARIABLE RATE OBLIGATIONS -- 1.1% (b)(d)
NEW MEXICO -- 0.6%
Farmington, New Mexico Pollution Control
  Revenue Refunding Bonds (Arizona Public
  Service Company) Series 1994B
   3.80%, 03/01/00                                                500       500
                                                                        -------
NEW YORK -- 0.3%
Long Island, New York Power Authority
  Electrical System Subordinated RB Sub Series 5
   3.75%, 03/01/00                                                200       200
                                                                        -------
TEXAS -- 0.2%
Brazos River, Texas Authority Revenue
  Refunding Bonds ( Utilities Electric Co.
  Project) Series 1996B
   3.95%, 03/01/00                                             $  200    $  200
                                                                        -------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $900)                                                               900
                                                                        -------

                                                              Shares
                                                              -------
OTHER INVESTMENT COMPANIES -- 0.1% (c)
Provident Institutional Funds - Muni Fund
  Portfolio
   3.35%                                                           87        87
                                                                        -------
TOTAL OTHER INVESTMENT COMPANIES
  (Cost $87)                                                                 87
                                                                        -------
TOTAL INVESTMENTS -- 98.9%
  (Cost $81,822)                                                         79,749
                                                                        -------
OTHER ASSETS AND LIABILITIES -- 1.1%
   Other assets                                                           1,254
   Liabilities                                                             (347)
                                                                        -------
                                                                            907
                                                                        -------
TOTAL NET ASSETS -- 100.0%                                              $80,656
                                                                        =======

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
February 29, 2000 (Unaudited)
                                                                Par      Value
                                                               ------   --------
MUNICIPAL BONDS -- 91.8% (a)
CALIFORNIA -- 1.6% (d)
Santa Clara County, California Financing
  Authority Lease RB (VMC Facility
  Replacement Project) Series 1994
   7.75%, 11/15/10                                             $1,000   $ 1,206
                                                                        -------
COLORADO -- 2 3% (d)
Colorado State Public Highway Authority RB
  (E-470) Series 1997A
   5.00%, 09/01/26                                              2,000     1,685
                                                                        -------
FLORIDA -- 4.4%
Escambia County, Florida, Health Facilities
  Authority RB (Ascension Health Credit)
  Series 1999A-1
   5.75%, 11/15/29                                              2,500     2,397
Tallahassee, Florida Energy System Revenue
  Refunding Bonds Series 1998A (d)
   4.75%, 10/01/21                                              1,000       837
                                                                        -------
                                                                          3,234
                                                                        -------
HAWAII -- 2.0% (d)
Hawaii State GO Series 1999
   5.88%, 09/01/19                                              1,500     1,502
                                                                        -------
ILLINOIS -- 7.0% (d)
Chicago, Illinois Park District GO
  Series 1999B
   4.75%, 01/01/26                                              2,750     2,186
Illinois Health Facilities Authority Revenue
  Refunding Bonds (Northwestern Medical
  Faculty Foundation)
   5.13%, 11/15/28                                              3,500     2,927
                                                                        -------
                                                                          5,113
                                                                        -------
INDIANA -- 2.7% (d)
Fort Wayne, Indiana Hospital Authority RB
  (Parkview Health System Inc. Project)
   4.75%, 11/15/28                                              2,500     1,969
                                                                        -------
KENTUCKY -- 1.2% (d)
Carrollton & Henderson, Kentucky Public
  Energy Authority Gas RB Series 1998B
   4.25%, 01/01/08                                                 25        22
Jefferson County, Kentucky Health Facilities
  RB (University Medical Center Project)
   5.25%, 07/01/22                                              1,000       886
                                                                        -------
                                                                            908
                                                                        -------

                                                                Par      Value
                                                               ------   --------
LOUISIANA -- 0.8% (d)
New Orleans, Louisiana GO Refunding Bonds
  Series B
   5.00%, 12/01/12                                             $  600    $  568
                                                                        -------
MARYLAND -- 0.5%
Maryland State Department of Housing &
  Community Development RB Series 1996A
   5.88%, 07/01/16                                                390       388
                                                                        -------
MASSACHUSETTS -- 5.8%
Massachusetts State Industrial Financing
  Agency RB (Suffolk University) (d)
   5.25%, 07/01/27                                              2,000     1,767
Massachusetts State Port Authority RB
  Series 1998D
   5.00%, 07/01/28                                              3,000     2,509
                                                                        -------
                                                                          4,276
                                                                        -------
MICHIGAN -- 5.2% (d)
Detroit, Michigan Water Supply System Sr Lien
  Series 1999A
   5.75%, 07/21/26                                              1,000       959
Eastern Michigan University Board of
  Regents RB
   5.50%, 06/01/17                                              2,000     1,948
Wayne County, Michigan Community College
  Improvement GO
   5.50%, 07/01/19                                              1,000       952
                                                                        -------
                                                                          3,859
                                                                        -------
MISSISSIPPI -- 5.7% (d)
Mississippi Hospital Equipment & Facilities
  Authority RB (Mississippi Baptist Medical
  Center)
   6.00%, 05/01/13                                              2,150     2,177
Walnut Grove, Mississippi Correctional
  Authority COP
   6.00%, 11/01/19                                              2,000     1,992
                                                                        -------
                                                                          4,169
                                                                        -------
NEBRASKA -- 3.6% (d)
Nebraska Public Energy Agency Gas Supply RB
  (Nebraska Public Gas Agency Project) Series 1998C
   4.00%, 09/01/07                                              3,000     2,640
                                                                        -------

                                                                Par      Value
                                                               ------   --------
NEW YORK -- 7.3%
Long Island, New York Power Authority
  Electric System RB Series 1998A (d)
   5.13%, 12/01/22                                             $1,500   $ 1,309
New York City, New York Municipal Finance
  Authority Water & Sewer System RB
  Series 1997A
   5.13%, 06/15/21                                              2,500     2,175
New York State GO Refunding Bonds
  Series 1996A
   5.30%, 07/15/15                                              2,000     1,880
                                                                        -------
                                                                          5,364
                                                                        -------
NORTH CAROLINA -- 2.0%
North Carolina Medical Care Community
  Health Care Facilities RB (Carolina Medi
  Corp. Project)
   5.25%, 05/01/21                                              1,750     1,507
                                                                        -------
PENNSYLVANIA -- 7.1%
Pennsylvania State Higher Education
  Facilities Authority RB (University of
  Pennsylvania Health Services) Series 1996A
   5.75%, 01/01/17                                              2,000     1,733
Philadelphia, Pennsylvania GO (d)
   4.75%, 03/15/17                                              2,500     2,144
Seneca Valley, Pennsylvania School District
  GO Refunding Bonds Series AA (d)
   5.15%, 02/15/20                                              1,500     1,329
                                                                        -------
                                                                          5,206
                                                                        -------
RHODE ISLAND -- 1.4%
Rhode Island Housing & Mortgage Finance
  Corp. Homeownership Opportunity RB
  Series 10A
   6.50%, 10/01/22                                              1,000     1,019
                                                                        -------
TEXAS -- 18.8%
Austin, Texas Utilities System Revenue
  Refunding Bonds (d)
   5.13%, 11/15/16                                              3,000     2,726
Brazos River, Texas River Authority RB
  (Houston Industries Project) (d)
   5.13%, 05/01/19                                              1,750     1,553
Conroe, Texas Independent School District
  GO Refunding Bonds (d)
   5.25%, 02/15/21                                              1,000       898

                                                                Par      Value
                                                               ------   --------
Elgin, Texas Independent School District
  GO Refunding Bonds (d)
   5.25%, 10/01/24                                             $2,000   $ 1,765
Houston, Texas Higher Education Financing
  Corp. RB (Rice University) Series 1999A
   5.38%, 11/15/29                                              3,500     3,159
Texas Southern University Revenue
  Refunding Bond Series 1998A-1 (d)
   4.75%, 11/01/17                                              1,545     1,309
Texas State Coastal Water Authority Contract
  RB (City of Houston Projects) (d)
   5.00%, 12/15/25                                              2,000     1,693
University of Texas Revenue Unrefunded
  Balance RB Series 1991B
   6.75%, 08/15/13                                                680       706
                                                                        -------
                                                                         13,809
                                                                        -------
VIRGINIA -- 1.8%
Virginia State Public Building Authority
  Public Facilities RB Series 1997A
   5.50%, 08/01/16                                              1,350     1,311
                                                                        -------
WASHINGTON -- 9.3%
Clark County, Washington School District
  #117 Camas GO (d)
   5.50%, 12/01/17                                              3,000     2,865
King County, Washington Lease RB
  (King Street Center Project) (d)
   5.13%, 06/01/17                                              1,000       904
King County, Washington School District No.
  415 GO Refunding Bonds Series 1993A
   5.55%, 12/01/11                                                500       502
Washington State GO Series 1998A
   4.75%, 07/01/20                                              1,000       836
Washington State Health Care Facilities
  Authority RB (Swedish Health System) (d)
   5.13%, 11/15/18                                              2,000     1,765
                                                                        -------
                                                                          6,872
                                                                        -------
WISCONSIN -- 1.3% (d)
Wisconsin State Health & Education
  Facilities Authority RB (Medical College
  of Wisconsin Project)
   5.50%, 03/01/17                                              1,000       962
                                                                        -------
TOTAL MUNICIPAL BONDS
  (Cost $73,225)                                                         67,567
                                                                        -------

SCHWAB LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
February 29, 2000 (Unaudited)
                                                                Par      Value
                                                               ------   --------
VARIABLE RATE OBLIGATIONS -- 6.6% (b) (d)
CALIFORNIA -- 0.2%
California Pollution Control Financing
  Authority RB (Southern California
  Edison) Series 1986C
   3.35%, 03/01/00                                             $   50   $    50
Irvine Ranch, California Improvement
  Bond Act 1915 RB (Assessment District
  No. 94-15)
   3.25%, 03/01/00                                                100       100
                                                                        -------
                                                                            150
                                                                        -------
INDIANA -- 1.4%
Indianapolis, Indiana Resource Recovery RB
  (Ogden Martin Systems Inc. Project)
  Series 1987
   3.90%, 03/01/00                                              1,000     1,000
                                                                        -------
MISSISSIPI -- 1.4%
Jackson County, Mississippi Pollution
  Control Revenue Refunding Bonds
  (Chevron U.S. ., Inc. Project)
   3.75%, 03/07/00                                              1,000     1,000
                                                                        -------
NEW MEXICO -- 1.3%
Farmington, New Mexico Pollution
  Control Revenue Refunding Bonds
  (Arizona Public Service Company)
  Series 1994A
   3.80%, 03/01/00                                              1,000     1,000
                                                                        -------
NEW YORK -- 0 5%
Long Island, New York Power Authority
  Electric System Subordinated RB
   3.75%, 03/01/00                                                400       400
                                                                        -------
TEXAS -- 1.8%
Brazos River, Texas River Authority
  Pollution Control Revenue Refunding
  Bonds (Utilities Electric Co. Project)
  Series 1996
   3.95%, 03/01/00                                              1,300     1,300
                                                                        -------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $4,850)                                                           4,850
                                                                        -------

                                                               Shares     Value
                                                               ------   --------
OTHER INVESTMENT COMPANIES -- 0.1% (c)
Provident Institutional Funds - Muni Fund
  Portfolio
   3.34%                                                           61   $    61
                                                                        -------
TOTAL OTHER INVESTMENT COMPANIES
  (Cost $61)                                                                 61
                                                                        -------
TOTAL INVESTMENTS -- 98.5%
  (Cost $78,136)                                                         72,478
                                                                        -------
OTHER ASSETS AND LIABILITIES -- 1.5%
   Other assets                                                           1,242
   Liabilities                                                             (141)
                                                                        -------
                                                                          1,101
                                                                        -------
TOTAL NET ASSETS -- 100.0%                                               $73,579
                                                                        =======

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.
28

NOTES TO SCHEDULES OF INVESTMENTS (in thousands)
February 29, 2000 (Unaudited)

(a)  Interest rates represent coupon rate of security.

(b) Variable rate obligations -- Interest rates vary periodically based on current market rates. Rates shown are the effective rates as of the report date. Dates shown represent the later of the demand date or next interest rate change date. For variable rate obligations without demand features, the next interest reset date is shown. All dates shown are considered the maturity date for financial reporting purposes.

(c)  Rate shown is the yield as of the report date.

(d)  Security has one or more third party credit enhancements.

PORTFOLIO ABBREVIATIONS

COP         Certificates of Participation

GO          General Obligation

HFA         Housing Finance Agency

IDA         Industrial Development Authority

IDRB        Industrial Development Revenue Bond

RB          Revenue Bond

VMC         Valley Medical Center

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
February 29, 2000 (Unaudited)


                                                                                  Schwab          Schwab
                                                                              Short/Intermediate Long-Term
                                                                                 Tax-Free        Tax-Free
                                                                                 Bond Fund       Bond Fund
                                                                                ------------    -----------
ASSETS
Investments, at value (Cost: $81,822, $78,136, respectively)                       $79,749        $72,478
                                                                                   -------        -------
Receivables:
   Interest                                                                          1,225          1,183
   Fund shares sold                                                                     --             26
Prepaid expenses                                                                        29             33
                                                                                   -------        -------
     Total assets                                                                   81,003         73,720
                                                                                   -------        -------
LIABILITIES
Payables:
   Dividends                                                                            39             44
   Fund shares redeemed                                                                293             84
   Transfer agency and shareholder service fees                                          3              2
Other liabilities                                                                       12             11
                                                                                   -------        -------
     Total liabilities                                                                 347            141
                                                                                   -------        -------
Net assets applicable to outstanding shares                                        $80,656        $73,579
                                                                                   =======        =======
NET ASSETS CONSIST OF:
Paid-in capital                                                                    $83,147        $81,535
Distributions in excess of net investment income                                       (14)           (11)
Accumulated net realized loss on investments sold                                     (404)        (2,287)
Net unrealized depreciation on investments                                          (2,073)        (5,658)
                                                                                   -------        -------
                                                                                   $80,656        $73,579
                                                                                   =======        =======
PRICING OF SHARES
Outstanding shares, $0.00001 par value (unlimited shares authorized)                 8,151          7,609
Net asset value, offering and redemption price per share                             $9.89          $9.67

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
30

STATEMENTS OF OPERATIONS (in thousands)
For the six months ended February 29, 2000 (Unaudited)

                                                                                    Schwab            Schwab
                                                                              Short/Intermediate     Long-Term
                                                                                   Tax-Free          Tax-Free
                                                                                   Bond Fund         Bond Fund
                                                                              ------------------   ------------
Interest income                                                                    $ 1,943           $ 2,336
                                                                                   -------           -------
Expenses:
   Investment advisory and administration fees                                         146               145
   Transfer agency and shareholder service fees                                        105               104
   Custodian and portfolio accounting fees                                              29                29
   Registration fees                                                                     3                 4
   Professional fees                                                                     6                 5
   Shareholder reports                                                                   6                 7
   Trustees' fees                                                                        3                 2
   Other expenses                                                                        6                 6
                                                                                   -------           -------
                                                                                       304               302
Less: expenses reduced (see Note 4)                                                    (97)              (98)
                                                                                   -------           -------
     Total expenses incurred by fund                                                   207               204
                                                                                   -------           -------
Net investment income                                                                1,736             2,132
                                                                                   -------           -------
Net realized gain (loss) on investments sold                                             1            (2,159)
Net unrealized depreciation on investments                                          (1,329)           (1,809)
                                                                                   -------           -------
   Net loss on investments                                                          (1,328)           (3,968)
                                                                                   -------           -------
Increase (decrease) in net assets resulting from operations                        $   408           $(1,836)
                                                                                   =======           =======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                                                 Schwab                        Schwab
                                                                           Short/Intermediate                Long-Term
                                                                           Tax-Free Bond Fund            Tax-Free Bond Fund
                                                                        -----------------------        ----------------------
                                                                       Six months        Year         Six months       Year
                                                                         ended           ended          ended          ended
                                                                   February 29, 2000   August 31, February 29, 2000  August 31,
                                                                      (Unaudited)        1999        (Unaudited)       1999
                                                                   -----------------   ---------- -----------------  ----------
Operations:
Net investment income                                                   $  1,736        $ 3,074        $ 2,132        $ 4,092
   Net realized gain (loss) on investments sold                                1             82         (2,159)          (120)
   Net unrealized depreciation on investments                             (1,329)        (1,898)        (1,809)        (7,494)
                                                                        --------        -------        -------        -------
   Increase (decrease) in net assets resulting from operations               408          1,258         (1,836)        (3,522)
                                                                        --------        -------        -------        -------
Distributions:
   Dividends to shareholders from net investment income (See Note 2)      (1,734)        (3,125)        (2,117)        (4,162)
   Distributions to shareholders from net realized gains                    --             --             --             (395)
                                                                        --------        -------        -------        -------
     Total distributions to shareholders                                  (1,734)        (3,125)        (2,117)        (4,557)
                                                                        --------        -------        -------        -------
Capital share transactions:
   Proceeds from shares sold                                              20,542         51,955         10,997         55,396
   Net asset value of shares issued in reinvestment of dividends           1,306          2,374          1,484          3,306
   Payments for shares redeemed                                          (26,834)       (33,775)       (24,797)       (30,700)
                                                                        --------        -------        -------        -------
   Increase (decrease) in net assets from capital share transactions      (4,986)        20,554        (12,316)        28,002
                                                                        --------        -------        -------        -------
   Total increase (decrease) in net assets                                (6,312)        18,687        (16,269)        19,923
Net assets:
   Beginning of period                                                    86,968         68,281         89,848         69,925
                                                                        --------        -------        -------        -------
   End of period (including distributions in excess of net investment
     income of ($14), ($16), ($11) and ($26), respectively)             $ 80,656        $86,968        $73,579        $89,848
                                                                        ========        =======        =======        =======
Number of fund shares:
   Sold                                                                    2,061          5,071          1,120          5,077
   Reinvested                                                                131            232            152            307
   Redeemed                                                               (2,694)        (3,302)        (2,547)        (2,852)
                                                                        --------        -------        -------        -------
   Net increase (decrease) in shares outstanding                            (502)         2,001         (1,275)         2,532

Shares outstanding:
   Beginning of period                                                     8,653          6,652          8,884          6,352
                                                                        --------        -------        -------        -------
   End of period                                                           8,151          8,653          7,609          8,884
                                                                        ========        =======        =======        =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
32

FINANCIAL HIGHLIGHTS

                                                                            Schwab Short/Intermediate Tax-Free Bond Fund
FISCAL PERIOD ENDED 8/31                                           2000 1      1999       1998       1997        1996       1995

PER SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                            10.05       10.26      10.16      10.04       10.12       9.92
                                                               -------------------------------------------------------------------
From investment operations:
   Net investment income                                           0.20        0.40       0.42       0.41        0.41       0.40
   Net realized andunrealized gain (loss)
      on investments                                              (0.16)      (0.21)      0.10       0.12       (0.08)      0.20
                                                               -------------------------------------------------------------------
   Total from investment operations                                0.04        0.19       0.52       0.53        0.33       0.60
Less distributions:
   Dividends from net investment income                           (0.20)      (0.40)     (0.42)     (0.41)      (0.41)     (0.40)
                                                               -------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                                   9.89       10.05      10.26      10.16       10.04      10.12
                                                               -------------------------------------------------------------------
Total return (%)                                                   0.44**      1.86       5.17       5.40        3.32       6.23

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets              0.49*       0.49       0.49       0.49        0.49       0.49
Reductions reflected in above expense ratio                        0.23*       0.32       0.36       0.47        0.41       0.40
Ratio of net investment income to average net assets               4.11*       3.87       3.99       4.08        4.06       4.06
Portfolio turnover rate                                              10           8         22         20          44         35
Net assets, end of period ($ X 1,000)                            80,656      86,968     68,281     54,397      54,132     52,504

1    For the six months ended February 29, 2000 (Unaudited).

*    Annualized.

**   Not annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                            Schwab Long-Term Tax-Free Bond Fund
FISCAL PERIOD ENDED 8/31                                      2000 1   1999       1998       1997        1996       1995
PER SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       10.11    11.01      10.53      10.13       10.16       9.95
                                                          -----------------------------------------------------------------
From investment operations:
   Net investment income                                      0.25     0.50       0.53       0.53        0.52       0.53
   Net realized andunrealized gain (loss)
      on investments                                         (0.44)   (0.85)      0.48       0.40       (0.03)      0.21
                                                          -----------------------------------------------------------------
   Total from investment operations                          (0.19)   (0.35)      1.01       0.93        0.49       0.74
Less distributions:
   Dividends from net investment income                      (0.25)   (0.50)     (0.53)     (0.53)      (0.52)     (0.53)
   Distributions from realized gain on
      investments                                               --    (0.05)        --         --          --         --
                                                          -----------------------------------------------------------------
   Total distributions                                       (0.25)   (0.55)     (0.53)     (0.53)      (0.52)     (0.53)
                                                          -----------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                              9.67    10.11      11.01      10.53       10.13      10.16
                                                          -----------------------------------------------------------------
Total return (%)                                             (1.88)** (3.34)      9.81       9.36        4.87       7.76

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets         0.49*    0.49       0.49       0.49        0.49       0.54
Reductions reflected in above expense ratio                   0.24*    0.32       0.37       0.53        0.45       0.39
Ratio of net investment income to average net assets          5.13*    4.59       4.76       5.09        5.06       5.40
Portfolio turnover rate                                         11       35         39         61          50         70
Net assets, end of period ($ X 1,000)                       73,579   89,848     69,925     46,767      43,672     41,413

1    For the six months ended February 29, 2000 (Unaudited).

*    Annualized.

**   Not annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
34

NOTES TO FINANCIAL STATEMENTS
For six months ended  February 29, 2000  (Unaudited)
(All dollar amounts are in thousands unless otherwise noted)

1.  DESCRIPTION OF THE FUNDS

The Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund (the "funds") are series of Schwab Investments (the "Trust"), a no load, open-end, investment management company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

In addition to the funds, the Trust also offers the Schwab 1000 Fund(R), Schwab Short-Term Bond Market Index Fund, Schwab Total Bond Market Index Fund, Schwab California Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, and Schwab YieldPlus Fund(TM). The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INTEREST INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is accrued on a daily basis and includes accretion of original issue discount and amortization of market premium. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date. Realized gains and losses from security transactions are determined on an identified cost basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each fund declares a dividend daily, substantially equal to its net investment income for that day, payable monthly. Net realized capital gains, if any, are normally distributed annually.

EXPENSES -- Expenses arising in connection with a fund are charged directly to that fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each fund is considered a separate entity for federal income tax purposes.

Net unrealized appreciation (depreciation) at February 29, 2000, (was substantially the same for financial reporting and federal income tax purposes) was as follows:

                                                        Net unrealized   Appreciated    Depreciated
                                                         depreciation    securities     securities
                                                         ------------    ----------     ----------
     Schwab Short/Intermediate Tax-Free Bond Fund          $(2,073)          $101        $(2,174)
     Schwab Long-Term Tax-Free Bond Fund                   $(5,658)          $338        $(5,996)

CAPITAL LOSS CARRYFORWARDS -- As of August 31, 1999, the unused capital loss carryforwards, for federal income tax purposes were as follows:

                                                      Schwab Short/Intermediate
                                                          Tax-Free Bond Fund
                                                        ----------------------
         Expiring in:
         08/31/03                                                $108
         08/31/04                                                 296
                                                                 ----
              Total capital loss carryforwards                   $404
                                                                 ====

Under current law, net capital losses realized after October 31 may be deferred and treated as occuring on the first day of the following fiscal year. At August 31, 1999, the Schwab Long-Term Tax-Free Bond Fund had deferred losses occuring between November 1, 1998 and August 31, 1999 of $128.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, the funds each pay a graduated annual fee, payable monthly, of 0.30% of each fund's average daily net assets of the first $500 million, and 0.22% of such assets over $500 million. The investment adviser has reduced a portion of its fee for the year ended February 29, 2000 (see Note 4).

Prior to November 15, 1999, for its advisory and administration services, the investment adviser was entitled to receive an annual fee, payable monthly from each fund of 0.41% of each fund's average daily net assets.

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services.

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the investment adviser and/or Schwab. During the period ended February 29, 2000, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the the Act, as amended. The funds incurred fees aggregating $5 related to the Trust's unaffiliated trustees.

INTERFUND TRANSACTIONS -- During the period ended February 29, 2000, the funds engaged in purchase and sale transactions with funds that have a common investment adviser, common trustees, and common officers. These transactions, made at current market value pursuant to Rule 17a-7 under the Act, as amended, aggregated $28,739 and $27,040 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund, respectively.

4. EXPENSES REDUCED BY THE INVESTMENT ADVISER AND SCHWAB

The investment adviser and Schwab guarantee that, through at least October 31, 2000, each fund's total operating expenses will not exceed 0.49% of the fund's average daily net assets after reductions. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses, including proxy-related expenses, and taxes.

For the period ended February 29, 2000, the total of such fees reduced by the investment adviser was $97 for the Schwab Short/Intermediate Tax-Free Bond Fund and $98 for the Schwab Long-Term Tax-Free Bond Fund.

5.  INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the period ended February 29, 2000, were as follows:

                                                    Schwab Short/Intermediate     Schwab Long-Term
                                                        Tax-Free Bond Fund       Tax-Free Bond Fund
                                                      ----------------------     ------------------
         Purchases                                           $ 8,435                   $ 8,794
         Proceeds of sales and maturities                    $10,106                   $24,968

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please visit us at WWW.SCHWAB.COM/SCHWABFUNDS or call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds-Registered Trademark- at:
P.O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund-Registered Trademark-
Shwab Total Stock Market Index Fund
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab YieldPlus Fund-TM-
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(1) that seek high current income consistent with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments-Registered Trademark-.

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

   [LOGO]

   INVESTMENT ADVISER
   Charles Schwab Investment Management, Inc.
   101 Montgomery Street, San Francisco, CA 94104

   DISTRIBUTOR
   Charles Schwab & Co., Inc.
   P.O. Box 7575, San Francisco, CA 94120-7575

   This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

   -C- 2000 Charles Schwab & Co., Inc. All rights reserved.
   Member SIPC/NYSE.

   Printed on recycled paper. MKT3482-2 (4/00)